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                                                                    EXHIBIT 23.1


                     [LETTERHEAD OF ARTHUR ANDERSEN & CO.]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Northern Trust Corporation:

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 of our report dated January 18, 1994, incorporated by reference in Northern Trust Corporation's Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our firm included in this registration statement.


ARTHUR ANDERSEN & CO.


Chicago, Illinois
July 26, 1994